Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2004

The "Thrivent Partner All Cap Portfolio" section of the Investment Subadvisers and Portfolio Managers is amended and restated to read as follows:

Thrivent Partner All Cap Portfolio

Thrivent Financial has engaged Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, as investment subadviser for the Thrivent Partner All Cap Portfolio. In addition, FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR, serves as the sub-subadviser for the Thrivent Partner All Cap Portfolio. FMRC will be primarily responsible for choosing investments for the Portfolio. FMR was founded in 1946 and has grown into one of the world's largest money managers and financial service providers. As of December 31, 2003, FMR and its affiliates had approximately $799 billion in mutual fund assets under management.

Robert J. Haber and Bruce Dirks are co-managers and are responsible for the day-to-day management of the Portfolio. Mr. Haber, Vice President and Portfolio Manager, has been associated with FMR from 1985 to the present. Mr. Haber has worked as a research analyst, manager, and Senior Vice President, as well as Chief Investment Officer of Fidelity Investments Canada. Bruce Dirks, Portfolio Manager, associated with FMR since 2000, and has over 13 years in the financial services industry. Prior to joining FMR, Mr. Dirks served seven years as a Vice President of Investments at TRW Investment Management Corporation.

The date of this Supplement is May 3, 2004.

Please include this Supplement with your Prospectus.